UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2005 (March 15, 2005)

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

(713) 780-9926
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 is to amend the Current Report on Form 8-K filed by Trico Marine Services, Inc. (the “Company”) on March 16, 2005 (the “Initial Form 8-K”) to correct a typographical error in each of Exhibit 4.3 (Form of Series A Warrant) and Exhibit 4.4 (Form of Series B Warrant), which were filed as exhibits the Initial Form 8-K.

Form of Series A Warrant.    The first paragraph of the Form of Series A Warrant incorrectly defined the Expiration Date of the Form of Series A Warrant as 5:00 p.m. New York City Time on the “third” anniversary of the Effective Date of the Plan. The correct Expiration Date of the Form of Series A Warrant is 5:00 p.m. New York City Time on the “fifth” anniversary of the Effective Date of the Plan. The revised paragraph of the Form of Series A Warrant now reads as follows:

This Series A Warrant Certificate certifies that , or its registered assigns, is the registered holder of Series A Warrants (the “Series A Warrants”) to purchase Common Stock, par value $0.01 per share (the “Common Stock”), of Trico Marine Services, Inc., a Delaware corporation (the “Company”). Each Series A Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Issue Date until 5:00 p.m. New York City Time on the fifth anniversary of the Effective Date of the Plan (the “Series A Expiration Date”), to receive from the Company fully paid and nonassessable shares of Common Stock (the “Warrant Shares”) at an initial exercise price of $18.75 per share (the “Series A Exercise Price”) payable upon surrender of this Series A Warrant Certificate at the office or agency of the Warrant Agent, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Series A Exercise Price and number of Warrant Shares issuable upon exercise of the Series A Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Form of Series B Warrant.    The first paragraph of the Form of Series B Warrant incorrectly defined the Expiration Date of the Form of Series B Warrant as 5:00 p.m. New York City Time on the “fifth” anniversary of the Effective Date of the Plan. The correct Expiration Date of the Form of Series B Warrant is 5:00 p.m. New York City Time on the “third” anniversary of the Effective Date of the Plan. The revised paragraph of the Form of Series B Warrant now reads as follows:

This Series B Warrant Certificate certifies that , or its registered assigns, is the registered holder of Series B Warrants (the “Series B Warrants”) to purchase Common Stock, par value $0.01 per share (the “Common Stock”), of Trico Marine Services, Inc., a Delaware corporation (the “Company”). Each Series B Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Issue Date until 5:00 p.m. New York City Time on the third anniversary of the Effective Date of the Plan (the “Series B Expiration Date”), to receive from the Company fully paid and nonassessable shares of Common Stock (the “Warrant Shares”) at an initial exercise price of $25.00 per share (the “Series B Exercise Price”) payable upon surrender of this Series B Warrant Certificate at the office or agency of the Warrant Agent, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Series B Exercise Price and number of Warrant Shares issuable upon exercise of the Series B Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

A revised copy of each of the Form of Series A Warrant and the Form of Series B Warrant is filed with this Current Report on Form 8-K as Exhibit 4.3 and Exhibit 4.4, respectively, to amend Exhibit 4.3 and Exhibit 4.4 of the Initial Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
2.1
Joint Prepackaged Plan of Reorganization of Trico Marine Services, Inc., Trico Marine Assets, Inc. and Trico Marine Operators, Inc. under Chapter 11 of the United States Bankruptcy Code (Incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed November 12, 2004).

3.1*	Second Amended and Restated Certificate of Incorporation of Trico Maine Services, Inc.
3.2*	Second Amended and Restated Bylaws of Trico Marine Services, Inc.
4.1*	Registration Rights Agreement dated as of March 15, 2005, by and among Trico Marine Services, Inc. and the Holders Named Therein.
4.2*	Warrant Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Mellon Investor Services, L.L.C.
4.3**	Form of Series A Warrant.
4.4**	Form of Series B Warrant.
10.1	Credit Agreement dated as of February 21, 2005 - Exit Facility (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed February 22, 2005).
10.2*	Trico Marine Services, Inc. 2004 Stock Incentive Plan.
10.3*	Form of Key Employee Option Agreement.
10.4*	Form of Executive Option Agreement.
10.5*	Option Agreement of Joseph S. Compofelice.
10.6*	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Thomas E. Fairley.
10.7*	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Trevor Turbidy.
10.8*	Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.
10.9*	Amendment No. 1 to Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.
10.10*	Schedule of Director Compensation Arrangements.
99.1*	Press Release dated March 15, 2005.
____________________
*     Filed with the Initial Form 8-K.
**    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

Dated: March 21, 2005	By: /s/ Thomas E. Fairley
Thomas E. Fairley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Joint Prepackaged Plan of Reorganization of Trico Marine Services, Inc., Trico Marine Assets, Inc. and Trico Marine Operators, Inc. under Chapter 11 of the United States Bankruptcy Code (Incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed November 12, 2004).

3.1*	Second Amended and Restated Certificate of Incorporation of Trico Maine Services, Inc.
3.2*	Second Amended and Restated Bylaws of Trico Marine Services, Inc.
4.1*	Registration Rights Agreement dated as of March 15, 2005, by and among Trico Marine Services, Inc. and the Holders Named Therein.
4.2*	Warrant Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Mellon Investor Services, L.L.C.
4.3**	Form of Series A Warrant.
4.4**	Form of Series B Warrant.
10.1	Credit Agreement dated as of February 21, 2005 - Exit Facility (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed February 22, 2005).
10.2*	Trico Marine Services, Inc. 2004 Stock Incentive Plan.
10.3*	Form of Key Employee Option Agreement.
10.4*	Form of Executive Option Agreement.
10.5*	Option Agreement of Joseph S. Compofelice.
10.6*	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Thomas E. Fairley.
10.7*	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Trevor Turbidy.
10.8*	Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.
10.9*	Amendment No. 1 to Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.
10.10*	Schedule of Director Compensation Arrangements.
99.1*	Press Release dated March 15, 2005.
____________________
*     Filed with the Initial Form 8-K.
**    Filed herewith.